Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3, dated as of July 16, 2021 (this “Amendment”), to the Credit Agreement dated as of May 1, 2019 (as amended by Amendment No. 1, dated February 3, 2020 and Amendment No. 2, dated July 16, 2020, Joinder Agreement to Credit Agreement, dated as of May 5, 2021, and as modified by the Successor Agent Agreement, dated February 3, 2020, the “Credit Agreement”, the Credit Agreement as further amended by this Amendment, the “Amended Credit Agreement”), among IHEARTCOMMUNICATIONS, INC., a Texas corporation (the “Borrower”), IHEARTMEDIA CAPITAL I, LLC, a Delaware limited liability company (“Holdings”), the other Guarantors party hereto, BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”) and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;
WHEREAS, each Lender holding Second Amendment Incremental Term Loans (the “Existing Term Loans”) immediately prior to the Amendment No. 3 Effective Date (the Lenders with Existing Term Loans, the “Existing Lenders”) that executes and delivers an executed counterpart to this Amendment by 12:00 p.m., New York City time, on June 25, 2021 (the “Consent Deadline”) agrees to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 3 Effective Date (such lenders, the “Consenting Lenders”);
WHEREAS, BofA Securities, Inc., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc. and Siebert Williams Shank & Co., LLC have agreed to act in the roles and pursuant to the titles set forth in the Engagement Letter, dated as of June 22, 2021, between the Borrower and BofA Securities, Inc., in respect of the Amendment (acting in their capacities in such roles and titles, the “Lead Arrangers”);
WHEREAS, this Amendment is an amendment made with the consent of the Second Amendment Incremental Term Lenders (after giving effect to the assignments to the New Lenders (as defined below) in accordance with Section 3.07 of the Credit Agreement), the Borrower and the Administrative Agent pursuant to Section 10.01 of the Credit Agreement; and
WHEREAS, cash on hand will be used to repay $250.0 million of the aggregate principal amount of Term Loans (as defined in the Credit Agreement) outstanding on the Amendment No. 3 Effective Date, together with all accrued and unpaid interest and other amounts due and payable with respect to such Term Loans in accordance with the Credit Agreement as of the Amendment No. 3 Effective Date (the “Specified Repayment Amount”).
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments to Credit Agreement. On the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:
(a)Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“with respect to the Second Amendment Incremental Term Loans, a percentage per annum equal to, (x) for Eurocurrency Rate Loans, 3.25% and (y) for Base Rate Loans, 2.25%.”
(b)The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “1.75%” with the words “1.50%”.
(c)The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “0.75%” with the words “0.50%”.
(d)Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:
“Amendment No. 3 Effective Date” means July 16, 2021.
(e)Section 2.05(a)(iv)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:
    “prior to the date that is six (6) months following the Amendment No. 3 Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Second Amendment Incremental Term Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Second Amendment Incremental Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Second Amendment Incremental Term Loans incurred on the Amendment No. 2 Effective Date so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Second Amendment Incremental Term Loans amended or otherwise modified pursuant to such amendment. If, prior to six (6) months following the Amendment No. 3 Effective Date, any Second Amendment Incremental Lender that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, such Second Amendment Incremental Lender (and not any Person who replaces such Second Amendment Incremental Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”
(f)The second to last paragraph of Section 3.03 of the Credit Agreement is hereby amended by replacing the words “0.75%” with the words “0.50%”.

Section 2.Terms Related to Repricing. The parties hereto agree that the Borrower is exercising its rights under Section 3.07 of the Credit Agreement in connection with this Amendment to require any Existing Lender that has not executed and delivered a counterpart to this Amendment by the Consent Deadline (each such Existing Lender, a “Repricing Non-Consenting Lender”) to assign all of its interests, rights and obligations under the Loan Documents to one or more assignees identified by the Borrower and the Administrative Agent, and the Administrative Agent shall coordinate the transfer of the Existing Term Loans of each such Repricing Non-Consenting Lender to the identified assignees (such assignees, the “New Lenders”), which transfers shall be effective as of the Amendment No. 3 Effective Date, and each assignee acquiring such Existing Term Loans in connection with such transfers shall have provided a signature page to this Amendment consenting hereto with respect to such acquired Existing Term Loans. Each Repricing Non-Consenting Lender shall, pursuant to Sections 3.07 and 10.07 of the Credit Agreement, execute (or if such Repricing Non-Consenting Lender shall fail to so execute, shall be deemed to have executed) a counterpart of an Assignment and Assumption with respect to its Existing Term Loans and shall in accordance therewith sell and assign (or be deemed to sell and assign), at par, the principal amount of its Existing Term Loans as specified therein to the assignee New Lender as specified therein, solely upon the consent and acceptance by the applicable assignee New Lender.
Section 3.Representations and Warranties. Each Loan Party hereby represents and warrants that, as of the Amendment No. 3 Effective Date, this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
Section 4.Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied:
(a)Consents. The Lead Arrangers shall have received executed signature pages hereto from the Administrative Agent, the Consenting Lenders, the New Lenders (which, collectively with the Consenting Lenders, constitute Required Lenders), Holdings, the Borrower and the other Loan Parties;
(b)Expenses. The Borrower shall have paid to the Lead Arrangers and the Administrative Agent all fees and expenses due to be paid on the Amendment No. 3 Effective Date, including all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented at least one Business Day prior to the Amendment No. 3 Effective Date;
(c)Legal Opinions. The Lead Arrangers shall have received a legal opinion from Sidley Austin LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Lead Arrangers;
(d)Officer’s Certificate. The Lead Arrangers shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 3 Effective Date certifying that, after giving effect to the Amendment, (i) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Event of Default has occurred and is continuing after giving effect to the Amendment; and
(e)Closing Certificates. The Lead Arrangers shall have received such certificates of good standing (other than Spacial Audio Solutions, LL.C) (to the extent such concept exists) from the applicable secretary of state (or equivalent public official) to the state of organization of each Loan Party (or a certificate from each Loan Party that there have been no changes to the Organization Documents, including all amendments thereto, that were delivered to the Administrative Agent on the Amendment No. 2 Effective Date), certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party (A) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents, (B) certifying copies of resolutions or other actions of the board of directors, board of managers or other applicable governing body of such Loan Party (including shareholder resolutions to the extent necessary under applicable law or any Organization Document) approving the entry into this Amendment and the performance of the other Loan Documents and (C) certifying copies of the Organization Documents of such Loan Party;
(f)KYC. (x) Upon the reasonable request of any New Lender made at least five (5) Business Days prior to the Amendment No. 3 Effective Date, the Borrower shall have provided all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act in each case at least two (2) Business Days prior to the Amendment No. 3 Effective Date and (y) at least two (2) Business Days prior to the Amendment No. 3 Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to such New Lender if it so requests at least five (5) Business Days prior to the Amendment No. 3 Effective Date, a Beneficial Ownership Certification.
(g)Specified Repayment. The Administrative Agent shall have received the Specified Repayment Amount.
(h)Notices. The Administrative Agent shall have received a prepayment notice in respect of the Specified Repayment Amount.
Section 5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all of its Obligations on the terms and conditions set forth in the Collateral Documents, and hereby confirms and, to the extent necessary, ratifies the security interests granted by it pursuant to the Collateral Documents to which it is a party and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Guaranty with respect to all of its Obligations. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, including without limitation for purposes of Sections 10.15, 10.16 and 10.17 thereof, and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.
Section 8.No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall discharge or release the Lien or priority of any Collateral Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby and except to the extent repaid as provided herein.
Section 9.Notices. The execution and delivery of this Amendment by the Borrower and the satisfaction of all conditions precedent to effectiveness of this Amendment pursuant to Section 3 hereof shall be deemed to satisfy any requirement for, and constitute any notice required to be delivered to the Administrative Agent under the Credit Agreement (other than delivery of a prepayment notice as set forth in Section 4(h)). Each Repricing Non-Consenting Lender, in its capacity as an Existing Lender, hereby consents to waive all compensation payable to it (if any) pursuant to Section 3.05 of the Credit Agreement. Further, the Administrative Agent and each Repricing Non-Consenting Lender, in its capacity as an Existing Lender, hereby consents to waive any assignment fees under Section

10.07(b)(ii)(B) of the Credit Agreement and which are required to be paid by the Borrower pursuant to Section 3.07(a) of the Credit Agreement.
Section 10.Assignments. The Borrower and the Administrative Agent hereby consent to each assignment of the Existing Term Loans from each Repricing Non-Consenting Lender to each New Lender, and from the Lead Arrangers to institutions previously disclosed to the Borrower in connection with the primary syndication for this Amendment. The Borrower hereby consents to the Administrative Agent’s use of the signature page attached hereto as Exhibit A in connection with the assignments to institutions previously disclosed to the Borrower in connection with the primary syndication for this Amendment and the Administrative Agent may affix such signature page to each Assignment and Assumption that relates to such assignments.
Section 11.New Lenders. From and after the Amendment No. 3 Effective Date, by execution of this Amendment, each New Lender hereby acknowledges, agrees and confirms that such New Lender will be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement, as amended by this Amendment, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
IHEARTCOMMUNICATIONS, INC., as Borrower
By:    /s/ Richard J. Bressler
    Name: Richard J. Bressler
    Title: President and Chief Financial Officer
IHEARTMEDIA CAPITAL I, LLC, as Holdings
By:    /s/ Richard J. Bressler
    Name: Richard J. Bressler
    Title: President and Chief Financial Officer
SIGNATURE PAGE TO AMENDMENT NO. 3 (IHM 2021 REPRICING)

ANDO MEDIA, LLC
BLOGTALKRADIO, INC.
CHRISTAL RADIO SALES, INC.
CRITICAL MASS MEDIA, INC.
IHEART OPERATIONS, INC.
IHEARTMEDIA + ENTERTAINMENT, INC.
IHEARTMEDIA MANAGEMENT SERVICES, INC.
IHM IDENTITY, INC.
IHM LICENSES, LLC
JELLI, INC.
KATZ COMMUNICATIONS, INC.
KATZ MEDIA GROUP, INC.
KATZ MILLENNIUM SALES & MARKETING INC.
KATZ NET RADIO SALES, INC.
M STREET CORPORATION
PREMIERE NETWORKS, INC.
SPACIAL AUDIO SOLUTIONS, LL.C
SPREAKER, INC.
STUFF MEDIA LLC
TRITON DIGITAL, INC.
TTWN MEDIA NETWORKS, LLC
TTWN NETWORKS, LLC
UNIFIED ENTERPRISES CORP.
VOXNEST, INC.

each as Guarantor
By:    /s/ Richard J. Bressler
    Name: Richard J. Bressler
    Title: President and Chief Financial Officer

    SIGNATURE PAGE TO AMENDMENT NO. 3 (IHM 2021 REPRICING)

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Priscilla Ruffin
    Name: Priscilla Ruffin
    Title:AVP
    SIGNATURE PAGE TO AMENDMENT NO. 3 (IHM 2021 REPRICING)

EXHIBIT A

Consented to:

IHEARTCOMMUNICATIONS, INC.,
as Borrower

By: /s/ Richard J. Bressler
Name: Richard J. Bressler
Title: President and Chief Financial Officer

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION]